SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report: December 7, 2007

                          E'PRIME AEROSPACE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Colorado                 33-9472-D CO               59-2802081
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(State or other jurisdiction        (Commission               (IRS Employer
      of Incorporation)               File No.)            Identification No.)


                 7637 Leesburg Pike #200, Falls Church, VA 22043
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                   (Address of principal executive offices)

                                 321-269-0900
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                       (Registrant's telephone number)

             2500 S. Washington Ave., Unit 34, Titusville, FL 32796
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        (Former name or former address, if changed since last report)



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     Exchange Act (17 CFR 240.13e-4(C))



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SECTION 8. OTHER EVENTS

Item 8.01  Other Events

     As stated in a letter dated November 14, 2007, from the Federal Aviation Administration Office of Commercial Space Transportation (FAA/AST), the interagency portion of the policy review associated with application
A-07-EPA-121 for E'Prime Aerospace Corporation's canister launch program at Mid-Atlantic Regional Spaceport at Wallops Island, VA has been successfully completed. In completing its review, the FAA/AST has noted that the Departments of Defense, State, and NASA cited no issues, including START Treaty compliance, associated with E'Prime's proposed canister launch program that would adversely impact U.S. National Security or Foreign Policy interests. This determination finally removes all restrictions imposed by the START Treaty based on design parameters to be used in the manufacture of E'Prime's largest motor designated the ESM-9, which was previously prohibited from use by the START Treaty.

     Although established in 1987, E'Prime still is a development stage company. E'Prime intends to seek adequate financing, negotiate the sub-agreements for necessary services and launch sites as well as agreements with solid rocket motor manufacturers for the launch vehicles in the Eagle Series and work toward obtaining launch contracts. The commercial launch success of E'Prime is dependent on the occurrence of all these events. There can be no assurance that E'Prime can accomplish its goals or become profitable.


SE4CTION 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Exhibits

     (d) Exhibits.

Exhibit Number   Description
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10.1 (a) *     FAA/AST letter of 11/14/07

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*  Filed herewith Item



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         E'Prime Aerospace Corporation

December 7, 2007                /s/James D. Oldham, III
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                                 President